Exhibit 10.79

                                                             BAIL



                           ENTRE LES SOUSSIGNES :


                           La SOCIETE MAJ0RQUE, Societe a responsabilite Limitee, au capital de 1 000 000 de francs, ayant son siege social a Wissous (91320), 18 avenue Ampere, immatriculee au Registre du Commerce et des Societes d'Evry, sous le numero B 420 026 387, representee par son Gerant Mademoiselle Emily Benharrous.


                                              Ci-apres denommes [LE BAILLEUR>>,,


                                                                   D'UNE PART,


                           ET:


                           La SOCIETE INTER PARFUMS; Societe Anonyme, au capital de 45 515 720 francs, ayant son siege social au 4 Rond point des Champs-Elysees 75008 Paris, Immatriculee au Registre du Commerce et des Societes de Paris, sous le numero B 350 219 382, representee par Monsieur Benacin Philippe, President du Conseil de Surveillance, dument habilite aux presentes.

                                              Ci-apres denommee [ LE PRENEUR>>,


                                                                 D'AUTRE PART,


                           IL A ETE ARRETE ET CONVENU CE QUI SUIT:

                           Le bailleur fait bail et donne a loyer, conformement aux dispositions du decret n(degree) 53-960 du 30 septembre 1953 modifie, a la societe Inter Parfums ce qui est accepte par cette derniere, les locaux dont la designation suit, dependant d'un immeuble sis a Paris 8e, 18 avenue Franklin Roosevelt.


                           Article 1er - DESIGNATION

                           Dependant de l'immeuble sis a Paris 8e, 18 avenue Frankin Roosevelt, au 1er etage:

                           - Un local comprenant dix bureaux, une cuisine, une piece a archives, deux WC dont un double, un hall d'entree. Chauffage individuel electrique. Tels que ces locaux resultent des plans d-apres annexes (annexe 1).


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                                       2

                           Ainsi que lesdits locaux existent, se poursuivent et comportent, sans aucune exception ni reserve, et sans qu'il soit besoin d'en faire une plus ample designation, le preneur declarant les connaitre pour les avoir vus et visite en vue des presentes. Les parties conviennent que les lieux loues forment un tout indivisible.


                           ARTICLE 2 - DUREE

                           Le present bail est conclu et accepte pour une duree de neuf annees, a compter du 7 avril 2000.

                           Le preneur pourra y mettre fin a l'issue de chaque periode triennale, dans les conditions prevues par le decret du 30 septembre 1953.

                           Compte tenu des renovations necessaires dans ces locaux, le bailleur consent une franchise de loyer et charges de deux mois, le premier reglement du loyer et charges interviendra donc le 7 juin 2000.



                           ARTICLE 3 - ENTREE EN JOUISSANCE ET ETAT DES LIEUX

                           Les locaux seront pris dans l'etat ou ils se trouveront le jour de l'entree en jouissance, sans que le preneur puisse exiger de reparations, ni de travaux, de quelque nature que ce soit, pendant tout le cours de la location.

                           Le preneur restera tenu pendant tout le cours de la location de toutes les reparations locatives.

                           Les lieux loues devront etre rendus, en fin de location, en parfait etat de reparations locatives.

                           Le preneur ne pourra exiger aucune remise en etat, aucune reclamation ni aucun travail, et il ne pourra exercer aucun recours contre le bailleur pour cas de force majeure et toutes autres causes quelconques interessant l'etat des locaux.

                           Le preneur prendra en charge tous les travaux d'amenagement, installations et constructions ordonnees par une legislation ou reglementation en matiere d'hygiene ou de securite, dans les locaux eux-memes.


                           ARTICLE 4 - DESTINATION DES LIEUX

                           Le preneur ne pourra donner aux dits lieux aucune autre destination que celle prevue au present bail, a savoir:

                                       VENTE DE PRODUITS COSMETIQUES

                           Le preneur devra exercer dans le local de maniere permanente les activites mentionnees cidessus.


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                                       3


                           ARTICLE 5 - CHARGES ET CONDITIONS

                           Le present bail est fait, en outre, sous les charges et conditions suivantes que le preneur s'oblige a executer et accomplir a peine de tous dommages interets, et meme de resiliation si bon semble au bailleur:


                                    1(degree))  Le preneur devra garnir et tenir
                           garnis les lieux presentement loues de materiel, marchandises, meubles et objets mobiliers, en qualite et valeur suffisante pour repondre du paiement des loyers et de l'execution des conditions du bail.

                                    2(degree))  Le preneur ne pourra  fermer les
                           locaux presentement loues qui devront rester ouverts pour l'exploitation de l'activite commerciale sus designee, pendant tout le cours du bail et jusqu'a son expiration, sauf cas de force majeure ou necessite par le preneur d'effectuer des travaux necessitant la fermeture.

                                    3(degree)) Il tiendra les locaux en bon etat
                           de toutes reparations locatives, ceci pendant toute la duree du bail, et fera a cet egard a ses frais tous travaux ou reparations de toute nature qui sont ou pourront devenir necessaires y compris celles pouvant decouler d'une obligation reglementaire, de facon, a les rendre, a la fin du bail, en bon etat de reparations locatives.

                           II est egalement convenu qu'au cas ou l'administration ou quelque autorite que ce soit viendrait a exiger, a un moment quelconque une modification et/ou affectation du local, meme si cette exigence etait consecutive a un cas de force majeure, toutes charges et consequences quelconques de cette modification et/ou affectation seraient integralement supportees par le preneur qui s'y oblige. Neanmoins, il ne pourra etre impose au preneur de realiser les travaux necessaires a cette modification et/ou affectation du local.

                                    4(degree)) Le preneur  s'engage a entretenir
                           et remplacer a ses frais, quelle que soit l'importance des travaux et reparations (fut-ce par vetuste) toutes installations, canalisations, appareils, fermetures, et plus generalement tous les elements garnissant ou composant les lieux loues, sans exception.

                           Le preneur accepte qu'a defaut d'avoir effectue lui-meme tous travaux d'entretien, de reparations et de remplacement mis a sa charge, le bailleur entreprenne, trente jours apres l'envoi d'une lettre recommandee avec demande d'avis de reception restee infructueuse, et sauf cas d'urgence, en ses lieu et place lesdits travaux et reparations, le preneur s'engageant a en rembourser le cout effectif, en ce compris tout frais et honoraires s'y rapportant, dans les quinze jours de l'etat qui lui sera adresse par le bailleur.

                                    5(degree))  II jouira  des lieux en bon pere
                           de famille suivant leur destination telle qu'elle est indiquee ci-dessus, il ne pourra en aucun cas rien faire ou laisser faire qui puisse les deteriorer, et il devra prevenir immediatement le bailleur de tout atteinte qui sera portee a l'ensemble de la propriete, et de toutes degradations ou deteriorations qui viendraient a se produire dans les lieux loues.

                                    6(degree))  II devra deposer sans delai tous
                           coffrages et decoration ainsi que toutes installations qu'il aurait faites et dont l'enlevement serait necessaire pour la recherche et la reparation de fuites de toute nature, de fissure dans les conduits de fumee ou de ventilation, notamment apres incendie ou infiltrations et, en general, pour l'execution des travaux, des lors que cette recherche se sera revelee justifiee.


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                                        4

                           II ne pourra invoquer en quoi que ce soit la responsabilite du bailleur, dans le cas ou les services publics d'eau ou d'electricite seraient interrompus dans l'immeuble, par suite de reparations ou autres causes.

                                    7(degree))  Le preneur ne pourra  faire dans
                           les lieux loues aucune construction, ni demolition, concernant le gros oeuvre de l'immeuble, aucun percement des murs, cloisons ou planchers, sans le consentement expres et par ecrit du bailleur, les travaux qui seraient autorises par celui-ci devront etre faits sous la surveillance de son architecte dont les honoraires seront a la charge du preneur.

                           L'autorisation de travaux devra etre materialisee par trois actes :

                           o un descriptif precis,
                           o un plan modificatif faisant mention de l'etat
                             existant,
                           o les souscriptions d'assurances necessaires a la
                             realisation des travaux.

                           lesquels devront etre signes et approuves par le bailleur.

                           Toutefois, a l'occasion de la demande d'autorisation, le bailleur pourra conditionner son accord par la remise en etat des lieux en leur etat primitif.

                                    8(degree))       Tous       embellissements,
                           constructions,      modifications,     ameliorations,
                           installations et decors quelconques qui seraient faits par le preneur dans les lieux loues, pendant le cours du bail, resteront a la fin de celui-ci, a quelque epoque et de quelque maniere qu'elle arrive, la propriete du bailleur, sans aucune indemnite pour le preneur, en ce compris les installations electriques, la climatisation dans son ensemble et tous autres elements d'equipement eventuellement installes dans les lieux loues sans limitation.

                           Le preneur supportera sans recours contre le bailleur les travaux qui seront executes dans l'immeuble, sur la voie publique, ou dans les immeubles voisins alors meme qu'il en resulterait une gene pour son exploitation.

                                    9(degree)) Le preneur devra  supporter a ses
                           frais toute modification d'arrivee de branchement, de remplacement de compteur ou d'installations interieures pouvant etre exigees par les compagnies distributrices des eaux, de l'electricite, du chauffage ou de conditionnement d'air.

                           En particulier, en cas d'installation d'un systeme de climatisation a eau perdue, il s'oblige a installer a ses frais un compteur divisionnaire.

                                    10(degree))  Le preneur devra se conformer a
                           toutes les charges, reglements de ville, de police et de voirie, et ne rien faire qui puisse troubler la tranquillite ou apporter un trouble de jouissance aux voisins, et aux habitants de l'immeuble, notamment par le bruit, les odeurs, la fumee, etc.,... le proprietaire declinant toute responsabilite a cet egard.

                                    11(degree))    II   devra    se    conformer
                           rigoureusement pour l'exploitation de son activite, aux lois, reglements et prescriptions administratives, et devra faire son affaire personnelle de l'execution, s'il y a lieu, de toutes modifications ou installations qui pourraient etre prescrites par l'administration ou les services d'hygiene, de maniere que le bailleur ne puisse jamais etre inquiete a ce sujet.

                                    12(degree))    II   devra   prendre   toutes
                           precautions necessaires pour eviter tous bruits, odeurs, fumees et pour empecher l'existence de tout animaux ou insectes nuisibles. II devra exercer une surveillance continuelle sur son personnel et veiller a sa bonne tenue.


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                                        5

                           II souffrira l'installation et le passage de toutes canalisations d'eau, de gaz, d'electricite et de chauffage, de tous conduits, quel que soit leur emplacement, qu'ils soient apparents ou non, qu'ils puissent se trouver dans le local loue, dans ses accessoires ou dans ses dependances, et ceci dans toute la mesure exigee non seulement pour le service de ses propres locaux, mais pour les services de l'immeuble.

                                    13(degree))     Toutes    les    reparations
                           locatives, et meme les refections et remplacements qui seraient necessaires au cours du bail, aux glaces et vitres, volets, verrieres, descentes, chutes
                           d'eau, etc ...., interessants les lieux loues, seront
                           a la charge du preneur. Celui-ci sera tenu de maintenir le tout en bon etat de proprete, d'entretien et de fonctionnement.

                                    14(degree)) Le preneur ne pourra reclamer au
                           bailleur des indemnites de dommages interets, reduction de loyer, pour fuites, inondations, degats des eaux ou infiltrations quelconques, qui viendraient a se produire dans les lieux loues pour quelque cause que ce soit.

                                    15(degree))  Le  preneur  devra  laisser  le
                           bailleur, son mandataire et toute personne munie de l'autorisation du bailleur, visiter les lieux loues quand il le jugera utile, notamment en cas de travaux ou reparations et durant les six mois qui precederont la fin de la presente location, etant entendu que le bailleur devra prevenir le preneur suffisamment a l'avance et par ecrit, et prendre les dispositions necessaires pour perturber le moins possible son activite.

                                    De  meme  le   preneur   devra   laisser  le
                           bailleur, son mandataire et toute personne munie de l'autorisation du bailleur, visiter les lieux loues quand il le jugera utile en cas de mise en vente de l'immeuble pendant les trois mois qui suivront la mise en vente.

                                    16(degree))    Le   preneur    assurera   et
                           maintiendra assures pendant toute la duree du bail, contre les risques d'incendie et d'explosion, implosion, bris de glaces, ainsi que les risques locatifs, le recours des tiers et des voisins, les degats des eaux, la presente enumeration n'etant pas limitative, les meubles, objets mobiliers, materiel, marchandises garnissant les lieux loues. Les glaces et vitres du local ne sont pas assurees au titre de l'immeuble.

                           II  devra  acquitter   regulierement  les  primes  et
                           justifier du tout a premiere requisition du bailleur.

                           En ce qui concerne plus particulierement l'exploitation des locaux, le preneur devra l'assurer, en conformite des prescriptions administratives et legales pouvant s'y rapporter.

                           Le preneur assurera les locaux loues a leur valeur de reconstruction.

                           17(degree)) Responsabilite et recours:

                           Le preneur et ses assureurs renoncent expressement a tous recours et actions contre le bailleur et ses assureurs, soit du fait de la destruction totale ou partielle de ses materiels, meubles, objets mobiliers et marchandises, et plus generalement tous objets lui appartenant ou dont il serait detenteur a quelque titre que ce soit, soit du fait de leur deterioration, soit encore du fait de la privation de jouissance des lieux, et meme au cas de perte totale ou partielle de son fonds de commerce, y compris les elements incorporels attaches audit fonds.

                           Reciproquement, le bailleur et ses assureurs renoncent expressement a tout recours et actions qu'ils seraient en droit d'exercer contre le preneur et ses assureurs, en cas de dommages quels qu'ils soient, directs ou indirects, subis par les locaux loues, le materiel ou mobilier mis a sa disposition, ainsi que du fait des pertes de loyers, troubles de jouissance ou pertes d'exploitation causee a des tiers pouvant en resulter.


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                                        6

                           De meme, le preneur declare renoncer a tout recours contre le bailleur et son ou ses assureurs.

                           - En cas de dommages, dincendie, de vol, de degat des eaux, d'humidite ou de toute autre circonstance atteignant ses biens propres ou les biens pouvant etre consideres comme immeubles par nature, par destination ou par incorporation installee a ses frais, le preneur devant s'assurer contre ces risques,

                           - En cas de vol ou autre acte delictueux dont le preneur pourrait etre victime dans le local,

                           - En cas de notification, d'interruption ou de suppression du gardiennage de l'immeuble,

                           - En cas d'interruption ou de fonctionnement intempestif dans le service de l'eau, du gaz, de l'electricite, de la climatisation ou d'une maniere generale, en cas de mise hors service ou d'arret, meme prolonge, pour une cause independante de la volonte du bailleur, dans le service des fluides, du chauffage ou de l'un quelconque des elements d'equipement commun de I'immeuble,

                           Le preneur renonce egalement a reclamer au bailleur, en cas de dommages materiels ou immateriels non causes intentionnellement par le bailleu, des indemnites pour privation de jouissance ou perte d'exploitation du fait de I'interruption, totale ou partielle, de son exploitation pour quelque cause que ce soit.

                                    18(degree)) Le preneur acquittera exactement
                           ses impots, la taxe professionnelle, et, d'une facon generale, tous les impots, contributions et taxes lui incombant et dont le bailleur pourrait etre responsable a un titre quelconque. II devra en justifier au bailleur a toute requisition.

                           II supportera egalement l'impot foncier afferent aux lieux loues et tous impots nouveaux concernant les locaux qui viendraient a etre exiges par l'Administration Fiscale, quand bien meme ces impots incomberaient normalement au bailleur.

                           II supportera egalement le droit au bail et la taxe additionnelle de droit au bail, si le bailleur ne maintient pas son option pour la TVA.

                                    19(degree))  Le preneur sera tenu de regler,
                           depuis la date d'effet du bail, au bailleur ou a son gerant, sa quote-part de toutes les charges, prestations ou depenses relatives a l'immeuble, y compris les impots et taxes afferents a l'immeuble, tels que taxe de balayage, taxe d'enlevement des ordures menageres et des dechets industriels. et commerciaux, taxes foncieres et assimilees, ainsi que toute taxe nouvelle ou ceux ou celles qui en seraient le remplacement.

                                    20(degree))  Enfin,  il reglera  directement
                           ses consommations d'electricite, d'eau, de chauffage et les frais de tous abonnements telephoniques, taxes et le cout de toutes communications.

                                    21(degree))  Le preneur ne devra faire poser
                           aucune enseigne, ni plaque publicitaire sur la facade des locaux loues, ni meme modifier l'aspect exterieur de l'immeuble par I installation de tente, marquise, store,  enseigne,  etc  .....  sans  autorisation  du
                           bailleur, de l'Administration concernee et de la copropriete.

                           Si le preneur souhaite apposer une plaque commerciale, celle-ci devra etre en concordance avec l'aspect de l'immeuble, installee pres de celle deja existante, dans les memes dimensions et style de ces dernieres, au frais exclusif du preneur, et l'approbation devra etre prealablement obtenue.


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                                        7

                           II supportera le cout de toute taxe ou redevance relative a ces enseignes.

                                    22(degree))   Le  preneur  ne  pourra  faire
                           aucune demande de reduction de loyer, ni indemnite en cas de suppression, d'interruption ou de mauvais fonctionnement des divers services de l'immeuble (chauffage, eau, electricite, etc., ...) quelles qu'en soient la cause et la duree.

                                    23(degree)) Le preneur  s'engage a emmenager
                           et demenager la plus grande partie de son mobilier par les fenetres du local donne en location.


                           ARTICLE 6 - CESSION - SOUS-LOCATIONS

                           Le preneur ne pourra conceder la jouissance des lieux loues, a qui que ce soit, sous quelque forme que ce soit, meme temporairement, et a titre gratuit et precaire, il ne pourra sous-louer en tout ou partie des locaux, ni mettre son fonds en location-gerance.

                           Neanmoins, le preneur pourra sous-louer ou domicilier une ou des societes appartenant juridiquement au meme groupe que le preneur, dans les locaux loues. Pour ce faire, celui-ci devra presenter au bailleur, par courrier en lettre recommandee avec accuse de reception, pour approbation, la ou les societes.

                           Cette approbation devra faire l'objet d'une confirmation et d'un accord ecrit entre les parties, a savoir: le preneur, le bailleur et le ou les sous-locataires.

                           Quoiqu'il en soit, et a aucun moment, le ou les sous-locataires ne pourront se prevaloir de droits directs ou indirects a l'encontre du bailleur, le preneur restant l'unique garant, responsable et solidaire des charges et conditions du present bail objet des presentes.

                           Etant precise que le ou les sous-locataires ne seraient titulaires a aucun moment d'aucun droit, ni d'aucun titre d'occupation opposable au bailleur a l'echeance du bail.

                           Le preneur ne pourra ceder son droit au present bail si ce n'est en totalite a l'acquereur de la totalite de son fonds de commerce qui exercera la totalite des activites prevues au bail, et a charge pour lui d'appeler le bailleur a la cession, sous peine de nullite de la cession consentie au mepris de cette clause; et meme de resiliation des presentes, si bon semble au bailleur.

                           Le preneur restera garant, conjointement et solidairement avec son cessionnaire, et tous cessionnaires successifs, du paiement des loyers, des charges echues et a echoir, et de l'execution des conditions du present bail.

                           Pour etre valable, toute cession devra etre constatee en presence du bailleur ou lui dument appele.

                           Un exemplaire enregistre de l'acte de cession devra etre remis au bailleur sans frais pour lui, dans le delai de 15 jours de la cession.

                           Le preneur  devra  notifier au  bailleur,  par lettre
                           recommandee avec accuse de reception, le projet d'acte de cession dans son integralite, en lui indiquant notamment, a peine de nullite de la notification, le nom et l'adresse de l'acquereur, le prix, les modalites de paiement et, d'une maniere generale, toutes les conditions de la cession projetee, ainsi que les lieux, jour et heure prevus pour la realisation de cette cession qui ne pourra intervenir moins d'un mois apres reception de cette notification.

                           Ce projet sera signe par le candidat acquereur, avec la mention que ce projet est signe a titre de simple declaration d'intention. Sil est survenu entre les parties des accords de force obligatoire, meme souscrits sous la condition suspensive de la purge du droit de preference et des formalites de concours, la notification qui precede devra obligatoirement comporter denonciation de l'integralite dudit acte.

                           Le bailleur aura la faculte, dans le mois de la reception de cette notification, d'informer le preneur dans les memes formes, en conformite du droit de preference qui lui est reconnu, a egalite de conditions, de sa decision d'user de ce droit a son profit ou a celui de toute personne physique ou morale qu'il lui plaira de se substituer.

                           En cas de mise en oeuvre du droit de preference, la cession devra alors etre regularisee sous quinzaine.

                           Le droit de preference ainsi defini s'imposera dans les memes conditions aux acquereurs successifs, pendant toute la duree du bail, de ses prorogations ou renouvellements.

                           La condition de forme ci-dessus et, notamment, les dispositions relatives au droit de preference s'appliqueront a toutes les cessions quelles qu'en soient la forme et les modalites: cession onereuse ou gratuite, cession ou apport du droit au bail et du fonds de commerce, cession amiable ou par adjudication.


                           ARTICLE 7 - REGLEMENT INTERIEUR- REGLEMENT DE COPROPRIETE

                           Dans l'interet de la securite, de l'hygiene, du bon ordre et de la proprete de l'immeuble, le preneur s'engage a faire en sorte que son comportement soit paisible et a respecter, outre les arretes municipaux et prefectoraux, toutes les consignes qui pourraient lui etre donnees par le bailleur. II ne pourra faire, dans les lieux loues, aucune vente publique de meubles ou autres objets.

                           II ne devra faire emploi d'aucun appareil ou machine qui, par le bruit, l'odeur, l'humidite ou les trepidations qu'il occasionnerait, serait de nature a incommoder les autres locataires, les voisins ou nuire a l'immeuble.

                           II devra satisfaire a toutes les charges de ville et de police prevues ou imprevues, dont les locataires sont ordinairement tenus, et se conformer aux reglements de police.

                           Le preneur  devra  deposer ces  ordures  personnelles
                           dans  les   containers   prevus  a  cet  effet   dans
                           l'enceinte du batiment.

                           De  meme,  il est  formellement  convenu  que,  ni le
                           bailleur, ni ses preposes ne seront tenus pour responsables des vols, detournements, cambriolages ou tentatives de ces delits au prejudice du locataire et des depredations meme immobilieres qui en resulteraient, et que le bailleur ne saurait encourir aucune responsabilite tant en raison des services personnels demandes par le preneur a ses preposes, tels que commission, communications, qu'a raison des cles, especes ou objets quelconques qu'ils detiendraient pour le compte de locataires ou de tiers.

                           De convention expresse, le bailleur degage d'ores et deja sa responsabilite, conformement aux dispositions de l'article 1725 du Code Civil, pour tous dommages ou troubles de jouissance qui pourraient, du fait de tiers, etre causes au preneur, lequel renonce a tous recours contre elle et pourra exercer directement son recours, si bon lui semble, contre les auteurs du trouble, le bailleur le subrogeant en outre, par les presentes, dans ses droits et actions a cet effet.

                           II devra, en cas d'absence, laisser les cles des locaux a une personne qu'il designera au bailleur, afin qu'en cas d'accidents, incendie, fuite d'eau ou de gaz, ou des travaux ou toute autre cause, il soit possible d'acceder dans les lieux loues, qu'en cas de sinistre, toutes les precautions necessaires puissent etre prises immediatement.


                           ARTICLE 8 - LOYER PRINCIPAL

                           Le present bail est consenti et accepte moyennant un loyer annuel de 587 500 FRANCS (CINQ CENT QUATRE VINGT SEPT MILLE CINQ CENT FRANCS) hors charges et hors taxes, que le preneur s'oblige a payer avec la taxe a la valeur ajoutee y afferente, par trimestre et a termes echoir. Les trimestres commencent les premiers janvier, avril, juillet, et octobre.


                           ARTICLE 9 - PASSAGE A LA MONNAIE UNIQUE EUROPEENNE

                           En tant que de besoin et conformement aux principes generaux du droit monetaire, il est rappele que les creances de sommes d'argent libellees en/ou payables en francs francais en vertu des presentes seront considerees de plein droit, comme libellees et/ou payables en monnaie unique europeenne lorsque le franc cessera d'etre legal, ou plus generalement, sera remplace par la monnaie unique europeenne conformement a la reglementation communautaire et/ou nationale.

                           Le taux et les conditions de conversion du franc francais seront ceux resultant de l'application des dispositions de l'article 109-L du Traite de l'Union Europeenne.

                           Bien entendu, le remplacement du franc francais par la monnaie unique europeenne n'entrainera ni novation, ni rupture entre les parties et ce, meme si pour des raisons techniques, l'Indice National du Cout de la Construction publie par l'INSEE venait a etre remplace par un indice de substitution ou un indice similaire ou equivalent.


                           Article 10 - CLAUSE D'ECHELLE MOBILE

                           Le loyer ci-dessus fixe sera revise automatiquement chaque annee a la date du et pour la premiere fois le 1er avril 2001, en plus ou en moins et en proportion exacte de la variation de l'indice publie par l'INSEE du cout de la construction, l'indice de base contractuellement choisi etant celui du 3e trimestre de l'annee 1999 (1080), raison pour laquelle la premiere revision au 1er avril 2001 interviendra en fonction de la variation des indices des 3e trimestre 1999 et 3e trimestre 2000.

                           Pour les annees suivantes, l'indice de comparaison servant de calcul a la revision sera l'indice, du 3e trimestre de l'annee qui precede la revision et l'indice de base, l'indice du 3e trimestre de l'annee qui precede l'indice de comparaison.

                           Si pour une raison quelconque, l'indice publie par l'INSEE devenait inapplicable, les parties conviennent d'un commun accord de le remplacer par un nouvel indice equivalent, qui sera determine, a defaut d'accord, par voie d'ordonnance sur requete de Monsieur le President du Tribunal de Grande Instance de Paris.

                           La clause d'indexation du prix du loyer constitue une clause essentielle et determinante sans laquelle le bailleur n'aurait pas contracte.

                           ARTICLE 11- PAIEMENT DU LOYER

                           Le preneur s'oblige au paiement du loyer et de ses accessoires au bailleur, aux quatre termes de
                           l'annee, les premiers janvier, avril, juillet et octobre.

                           A cet effet, le preneur s'engage a verser au bailleur la somme fixee par lui, a titre d'acompte sur charges, prestations, fournitures, taxes et autres. En fin d'exercice, soit le 31 decembre de chaque annee, un compte definitif sera etabli sur l'avis d'echeance de juin et le trop-percu eventuel sera rembourse.

                           Le bailleur s'engage a communiquer au preneur, a premiere demande de ce dernier, tout justificatif relatif au compte definitif de charges. En cas de cessation de la location, en cours d'annee, le compte definitif sera etabli en fonction des resultats de l'exercice precedent, et des previsions de l'exercice en cours.

                           En cas de contentieux, l'imputation des paiements effectues par le preneur sera faite par le bailleur dans l'ordre suivant:

                           -  frais de recouvrement et de procedure
                           -  dommages et
                              interets
                           -  interets
                           - depot de garantie et reajustement du depot de garantie
                           - creance de loyers ou indemnites d'occupation; concernant ces postes, l'imputation sera faite par le bailleur par priorite sur les sommes n'ayant pas fait l'objet de contentieux
                           -  ajustements du fond de roulement
                           -  provision sur charges communes

                           A I interieur de chacun de ces postes,  priorite sera
                           donnee  aux  locaux   accessoires   ou  annexes   par
                           preference au local principal.


                           ARTICLE 12 - DEPOT DE GARANTIE

                           Pour surete et garantie de l'execution des obligations de toute nature resultant du present bail a la charge du preneur, ce dernier verse ce jour la somme de 146 875 FRANCS correspondant a trois mois de loyer de la premiere annee.

                           Cette somme sera conservee par le bailleur pendant toute la duree du bail jusqu'au reglement entier et definitif de toute indemnite, de quelques nature qu'elle soit, que le preneur pourrait devoir au bailleur a l'expiration du bail et a sa sortie des locaux.

                           Cette somme ne sera pas productive d'interet.

                           Dans le cas de resiliation de bail pour inexecution de ses conditions, ou pour une cause quelconque imputable a la preneuse, ce versement de garantie restera acquis au bailleur, a titre de premiers dommages interets, sans prejudice de tous autres.

                           II est expressement convenu qu'en cas de variation du loyer en vertu de la clause ci-dessus stipulee, la somme versee a titre de depot de garantie devra etre mise en harmonie avec le nouveau loyer de facon a ce que le depot de garantie soit toujours d'un montant egal a trois mois de loyer. Le preneur versera, lors du paiement du premier terme augmente, la somme necessaire pour completer le depot et, en cas de diminution de loyer, le bailleur restituera au preneur la somme en excedent.

                           En outre, s'agissant d'une creance a l'encontre du bailleur, elle est necessairement connexe a toute creance nee des presentes, dont pourrait exciper le bailleur a l'encontre du preneur et des lors, dans l'hypothese d'un redressement ou d'une liquidation judiciaire, le bailleur est fonde a compenser le montant de ce depot de garantie avec toutes sommes susceptibles de faire, dans son interet, l'objet d'une declaration de creance, sans que la modification ne modifie la nature de la creance et les eventuels privileges attaches a cette creance.


                         ARTICLE 13 - CHARGES COMMUNES DE L'IMMEUBLE

                           Le reglement des charges par le preneur se fera par le versement d'une provision calculee trimestriellement par rapport aux charges anterieures. Ces provisions viendront en deduction des charges reelles calculees annuellement.

                           Pour la premiere annee, la provision est de 52 875 FRANCS (CINQUANTE DEUX MILLE HUIT CENT SOIXANTE QUINZE FRANCS), la TVA etant facturee en sus.

                           La contribution du preneur aux charges sera calculee conformement a la repartition en vigueur dans I'immeuble, soit 261 m2 pour le lot concerne des parties communes generales de I'immeuble, sur un total de 2061 m2.

                           II est precise que les charges correspondent:

                           - a tous les impots de I immeuble, y compris I'impot foncier,

                           - aux prestations fournies par le bailleur et se rapportant a I'immeuble ainsi qu'aux charges de copropriete dans leur integralite, a l'exclusion des travaux de l'article 606 du Code Civil,

                           - aux depenses d'equipement, d'entretien, de nettoyage, de maintenance, de refection, de reparations, de remplacements, de renouvellement, de reconstruction, de surveillance, de gardiennage, de securite, de mise en conformite, d'amelioration, meme si ces travaux sont occasionnes par la vetuste ou sauf s'ils concernent ceux vises par l'article 606 du Code civil, de gestion des parties communes, sans que cette enumeration soit limitative, - aux frais et honoraires de syndic, de maniere a ce que le loyer percu par le bailleur soit net et franc de tout frais quelconques.

                           Les provisions seront payables trimestriellement dans les conditions et aux dates de paiement des loyers.

                           Au cas ou en fin de trimestre, la provision versee se revelerait inferieure aux charges anterieures, le preneur s'engage a rembourser, sur premier appel du bailleur, toutes les sommes qui se reveleraient necessaires pour compenser le montant des charges reelles.

                           Le bailleur effectuera un arrete annuel des comptes. En consequence, il s'engage a fournir au preneur un decompte exact des charges locatives pour l'annee ecoulee qui devra etre adresse dans un delai de six mois a l'expiration de ladite annee, chaque annee prise en consideration etant une annee civile.

                           Ce  decompte,  apres  certification  par le gerant de
                           I'immeuble,   aura  un  caractere   definitif,   tant
                           vis-a-vis du bailleur que du preneur.

                           Si en fin d'annee, les provisions versees se revelent inferieures aux charges reelles, le preneur s'engage a rembourser, sur premier appel du bailleur, toutes les sommes qui seront necessaires pour compenser le montant total des charges reelles. Les sommes trop versees viendraient en deduction des provisions de l'annee en cours.

                           Au cas ou, pour une raison quelconque, le preneur serait amene a quitter les locaux, objet du present bail, le montant correspondant au decompte des provisions versees par le preneur jusqu'a son depart et les charges reellement payees par le bailleur jusqu'a cette epoque, se fera de plein droit par imputation sur le depot de garantie tel que prevu aux presentes.


                           ARTICLE 14 - CLAUSE PENALE

                           Toute somme due par le preneur au titre des charges, clauses et conditions du present bail sera automatiquement augmentee de 10 % si le paiement n'intervient pas dans le delai de 10 jours suivant la mise en demeure effectuee par le bailleur, soit par acte extrajudiciaire, soit par lettre recommandee avec demande d'avis de reception.


                           ARTICLE 15 - INDEMNITE D'OCCUPATION

                           Dans  l'hypothese  ou malgre une decision  constatant
                           les effets de la clause resolutoire, ou la resiliation du bail, le preneur refuserait de liberer les lieux, il serait alors redevable d'une indemnite d'occupation fixee sur la base du dernier loyer contractuel augmente de 50% et ce, jusqu'a liberation effective des lieux loues.


                           Article 16 - CLAUSE RESOLUTOIRE

                           A defaut par le preneur d'executer une seule des charges et conditions du bail ou encore de payer a son echeance un seul terme de loyer, partiellement ou en totalite, ou encore a defaut de payer 1es accessoires du loyer, le montant de la clause penale, le montant de l'indemnite d'occupation, tous arrieres resultant de la fixation judiciaire, notamment en revision ou en renouvellement, ce qui inclut les interets de droits fixes judiciairement sur ces complements d'arrieres de loyers, tous autres interets contractuels, les complements de depot de garantie, et d'une facon generale, a defaut de paiement de toutes sommes dues en application des presentes, le bail sera resilie de plein droit et sans aucune formalite judiciaire, un mois apres une mise en demeure d'executer ou une Sommation de payer demeuree sans effet pendant ce delai, et contenant declaration par le bailleur de son intention d'user du benefice de la presente clause.

                           Dans tous les cas, si le preneur se refuse a quitter les lieux, bien que le bail soit resilie de plein droit, son expulsion pourra etre ordonnee par simple ordonnance de refere rendue par Monsieur le President du Tribunal de Grande Instance, qui sera executoire sur minute par provision.

                           Article 18 - TOLERANCES - USAGES LOCAUX

                           Aucun fait de tolerance de la part du bailleur ne pourra creer un droit au profit du preneur, ni creer une derogation aux presentes.

                           Pour tout ce qui n'est pas prevu, il est refere a la loi et aux usages locaux.

                           ARTICLE 19 - ELECTION DE DOMICILE

                           Pour l'execution des presentes, les parties font election de domicile, a savoir:

                                   - le bailleur a son domicile ou siege social,
                                   - le preneur dans les lieux loues.

                           Le preneur s'oblige a informer le bailleur de tout changement de son siege social.




                           Fait en deux exemplaires originaux,
                           En 13 pages et une annexe
                           A Paris, le 31/03/2000



                         LE PRENEUR                          LE BAILLEUR


                         ANNEXES: Plans des locaux